    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 18, 2004

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 12, 2004


                              WESTERN WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                0-18756                                  33-0085833
       (Commission File Number)             (I.R.S. Employer Identification No.)


 102 WASHINGTON AVENUE, POINT RICHMOND,                     94801
               CALIFORNIA                                (Zip Code)
(Address of Principal Executive Offices)


                                 (510) 234-7400
              (Registrant's Telephone Number, Including Area Code)




   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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
ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

Previous Independent Auditor

      Following completion of the audit of the consolidated financial statements of Western Water Company (the "Company") for the fiscal year ended March 31, 2004, and the filing of the annual report on Form 10-K for the fiscal year ended March 31, 2004, the Company has terminated the appointment of KPMG LLP ("KPMG") as the Company's independent accountants. The decision to terminate the appointment was approved by the Company's Audit Committee and communicated to KPMG on October 12, 2004. The Company filed its annual report on Form 10-K for the fiscal year ended March 31, 2004, on October 15, 2004.

      KPMG's report on the Company's consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG's reports for each of the past two fiscal years contained separate paragraphs indicating circumstances that raise substantial doubt about the Company's ability to continue as a going concern and that the Company's consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

      During each of the Company's two most recent fiscal years and through the date of this report, there were: (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company has provided KPMG with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of KPMG's letter, dated October 18, 2004, stating whether it agrees with the above statements.

New Independent Auditor

      The Company, with the approval of its Audit Committee, engaged Armanino McKenna LLP ("Armanino McKenna") as its new independent registered public accounting firm to provide independent audit services for the Company during fiscal year 2005. Engagement of Armanino McKenna became effective on October 15, 2004, coincident with the filing of the Company's annual report on Form 10-K for the year ended March 31, 2004.

      During each of the Company's two most recent fiscal years and through the date of this report, the Company did not consult Armanino McKenna with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits


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

Exhibit No.       Description
-----------       -----------
16.1              Letter from KPMG LLP to the Securities and Exchange
                  Commission, dated as of October 18, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WESTERN WATER COMPANY



Date: October 18, 2004                    By:  /s/ Michael Patrick George
                                               -------------------------------
                                               Michael Patrick George
                                               Chairman, President,
                                               Chief Executive Officer and
                                               Chief Financial Officer




                                          By:  /s/ Reginald M. Norris, Jr.
                                               -------------------------------
                                               Chairman of the Audit Committee




                                       3